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                                  Exhibit 10.23


                                        AMENDMENT NO. 3 dated as of July 31,
                                        2001 to the Credit, Security, Guaranty
                                        and Pledge Agreement dated as of
                                        September 25, 2000 among Lions Gate
                                        Entertainment Corp. and Lions Gate
                                        Entertainment Inc. (together, the
                                        "Borrowers"), the Guarantors named
                                        therein, the Lenders referred to
                                        therein, The Chase Manhattan Bank, as
                                        Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), National Bank of Canada as Canadian Facility Agent and Dresdner Bank AG as
                                        Syndication Agent (as the same may be
                                        amended, supplemented or otherwise
                                        modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof Article 1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:

          "`Consolidated Capital Base' shall mean the sum of the principal amount of all Subordinated Debt outstanding plus the amount of total stockholders' equity (including capital stock and retained earnings and deficits) of LGEC and its Consolidated Subsidiaries (but excluding any retained earnings and deficit of Cine-Groupe Corporation and Mandalay Pictures), minus the book value of any item of Product having a budgeted Negative Cost in excess of US$8,000,000 which has not been released within 18 months after Completion; provided, that in calculating the Consolidated Capital Base, LGEC may add back an amount equal to the write-off mandated by the American Institute of Certified Public Accountants Statement of Position 00-2 taken by LGEC for the fiscal year commencing April 1, 2000."

          Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required


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Lenders (the date on which such condition has been satisfied being herein called the "Effective Date").

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.



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     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                   BORROWERS:

                                   LIONS GATE ENTERTAINMENT CORP.
                                   LIONS GATE ENTERTAINMENT INC.

                                   By: /s/ Marni Wieshofer
                                       ---------------------------
                                       Name:  Marni Wieshofer
                                       Title: Chief Financial Officer

                                   GUARANTORS:

                                   LIONS GATE FILMS CORP.
                                   LIONS GATE FILMS INC.
                                   AVALANCHE HOME ENTERTAINMENT LLC.
                                   LIONS GATE MUSIC CORP.
                                   LIONS GATE FILMS PRODUCTION CORP./PRODUCTIONS
                                     FILMS LIONS GATE S.A.R.F.
                                   LIONS GATE TELEVISION CORP.
                                   569147 B.C. LIMITED
                                   408376 B.C. LIMITED
                                   LIONS GATE STUDIO MANAGEMENT LTD.
                                   LIONS GATE TELEVISION INC.
                                   LGE MERGER SUB INC.
                                   CINEPIX FILMS INC./FILMS CINEPIX INC.
                                   CINEPIX ANIMATION INC./ANIMATION CINEPIX INC. PRISONER OF LOVE PRODUCTIONS CORP.
                                   PSYCHO PRODUCTIONS SERVICES CORP.
                                   AM PSYCHO PRODUCTIONS, INC.
                                   SHUTTERSPEED PRODUCTIONS CORP.
                                   HIGHER GROUND PRODUCTIONS CORP.
                                   M WAYS PRODUCTIONS CORP.
                                   HIGH CONCEPT PRODUCTIONS INC.
                                   LG PICTURES INC.
                                   TRIMARK PICTURES, INC,
                                   TRIMARK HOLDINGS, INC.
                                   CIVIL PRODUCTIONS, INC.
                                   TRIMARK TELEVISION INC.
                                   THE WASH, LLC
                                   CBV, INC. MONSTER PRODUCTIONS, INC.
                                   PROFILER PRODUCTIONS CORP.



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                   TRIMARK MUSIC, INC.
                   FRAILTY PRODUCTIONS, INC.

                   By: /s/ Marni Wieshofer
                       ---------------------------
                       Name:  Marni Wieshofer
                       Title: Chief Financial Officer


                   LENDERS:


                   THE CHASE MANHATTAN BANK,
                   individually and as Administrative Agent


                   By: /s/ G. Verdon
                       ---------------------------
                       Name:  G. Verdon
                       Title:


                   NATIONAL BANK OF CANADA
                   individually and as Canadian Agent


                   By: /s/ Michael Comeau
                       ---------------------------
                       Name:  Michel Comeau
                       Title: Directeur De Comptes


                   DRESDNER BANK AG, NEW YORK AND
                   GRAND CAYMAN BRANCHES
                   individually and as Syndication Agent


                   By: /s/ Laura G. Fazio,        /s/ Brian E. Haughney
                       -----------------------    ----------------------
                       Name:  Laura G. Fazio,     Name:  Brian E. Haughney
                       Title: Director            Title: Vice President


                   UNION BANK OF CALIFORNIA

                   By: /s/ Daisy Gonzales
                       -----------------------
                       Name:  Daisy Gonzales
                       Title: Assistant Vice President


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                                   BNP-PARIBAS


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                   WESTDEUTSCHE LANDESBANK


                                   By: /s/ Lucie L. Guernsey
                                       ---------------------------------
                                       Name:  Lucie L. Guernsey
                                       Title: Director

                                   By: /s/ Pascal Kabemba
                                       ---------------------------------
                                       Name:  Pascal Kabemba
                                       Title: Associate Director


                                   THE BANK OF NOVA SCOTIA


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                   FLEET NATIONAL BANK


                                   By: /s/ Sharon Hawkins
                                       ---------------------------------
                                       Name:  Sharon Hawkins
                                       Title: Vice President


                                   U.S. BANK


                                   By: /s/ Joan F. Stigliano
                                       ---------------------------------
                                       Name:  Joan F. Stigliano
                                       Title: Vice President


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                      VEREINS-UND WESTBANK AG


                      By: /s/ Gugel                   /s/ Albers
                          --------------------------  --------------------------
                          Name:  Gugel                Albers
                          Title: Vice President


                      BANQUE INTERNATIONALE A LUXEMBOURG


                      By:
                          --------------------------
                          Name:
                          Title:


                      THE FUJI BANK LTD.


                      By: /s/ Shinzo Nishitate
                          --------------------------
                          Name:  Shinzo Nishitate
                          Title: Sr. Vice President


                      ISRAEL DISCOUNT BANK OF NEW YORK


                      By: /s/ Alan D. Lefkowitz
                          --------------------------
                          Name:  Alan D. Lefkowitz
                          Title: First Vice President


                      NATEXIS BANQUE-BFCE


                      By: /s/ Peyman Parhami
                          --------------------------
                      Name:  Peyman Parhami
                      Title: Assistant Vice President


                      By: /s/ Bennett C. Pozil
                          --------------------------
                          Name:  Bennett C. Pozil
                          Title: Vice President & Group Manager


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                                   FAR EAST NATIONAL BANK


                                   By:
                                       --------------------------------
                                       Name:
                                       Title:


                                   IMPERIAL BANK


                                   By:
                                       --------------------------------
                                       Name:
                                       Title:


                                   THE CHASE MANHATTAN BANK,
                                   TORONTO BRANCH


                                   By: /s/ Christine Chan
                                       --------------------------------
                                       Name:  Christine Chan
                                       Title: Authorized Representative


                                   By: /s/ Ralph Kern
                                       --------------------------------
                                       Name:  Ralph Kern
                                       Title: Authorized Representative



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